SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  May 16, 1997

                      BALCOR EQUITY PENSION INVESTORS-III
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14348
-----------------------------------     -----------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3354308
-----------------------------------     -----------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
-----------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Belmont Apartments

In 1986, the Partnership acquired the Belmont Apartments, Renton, Washington (the "Property"), utilizing approximately $8,770,000 of offering proceeds.

On May 16, 1997, the Partnership contracted to sell the Property for a sale price of $7,676,000 to an unaffiliated party, Nevins/Adams Properties, Inc., a Washington corporation. The purchaser has deposited $150,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing. From the proceeds of the sale, the Partnership will pay $153,520 as a brokerage commission to an affiliate of the third party providing property management services for the Property. The Partnership will receive the remaining proceeds of approximately $7,522,000, less closing costs.

An affiliate of the Partnership (the "Affiliate") has simultaneously contracted to sell a property located adjacent to the Property (the "Adjacent Property") to the purchaser. The closings of the Property and the Adjacent Property are expected to occur on or about July 15, 1997, unless otherwise extended to a date no later than September 15, 1997.

A default by the purchaser, the Partnership or the Affiliate under the agreement of sale for either the Property or the Adjacent Property will be deemed a default under the other agreement of sale. If the agreement of sale for the Property or the Adjacent Property is terminated for any reason, the agreement of sale for the other property will also be terminated and, except in the event of a default by the purchaser, all earnest money will be returned to the purchaser.

Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the Property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the closing of the sale of the Adjacent Property. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the Property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------------------------------

     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Belmont Apartments, Renton, Washington.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.


Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR EQUITY PENSION INVESTORS-III
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Equity Partners-III, an Illinois
                              general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                              --------------------------------------
                                   Jerry M. Ogle, Managing Director
                                   and General Counsel

Dated:  May 29, 1997
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